UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement
[ ]	Definitive Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

AFH ACQUISITION VII, INC.

(Name of Registrant As Specified In Its Charter)

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(1)	Title of each class of securities to which transaction applies:

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[ ]	Fee paid previously with preliminary materials

[ ]	check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AFH ACQUISITION VII, INC.

9595 Wilshire Blvd.

Suite 700

Beverly Hills, CA 90212

To the Stockholders of AFH Acquisition VII, Inc.:

The purpose of this Information Statement is to inform the stockholders of record, as of the close of business on April 25, 2013 (the “Record Date”), of shares of common stock, par value $0.001 per share with voting power (the “Common Stock”), of AFH Acquisition VII, Inc., a Delaware corporation (the “Company”), that our Board of Directors and stockholders representing approximately 77.12% of our outstanding Common Stock executed a joint written consent dated April 23, 2013 (the “Written Consent”), to approve the following actions (the “Actions”) (i) the adoption of amended and restated Bylaws of the Company, which among other things, establish a classified board and establish procedures for the Company’s stockholders to provide the Company with advance notice of matters they intend to bring up at a stockholder meeting and (ii) the adoption of the AFH Acquisition VII, Inc. 2013 Omnibus Incentive Plan reserving up to 3,187,636 shares of Common Stock for issuance in connection with awards there under. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

The General Corporation Law of the State of Delaware (“DGCL”) and the Company’s bylaws permit holders of a majority of the voting power to take stockholder action by written consent. The Written Consent constitutes the consent of a majority of the total number of votes entitled to vote on the Actions and is sufficient under Section 228 the DGCL to approve the Actions. Accordingly, the Company is not required to and will not hold a meeting of its stockholders to approve the Actions described herein. We encourage you to read the attached Information Statement carefully, including the exhibits, for further information.

In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the approval of the Actions described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders. We anticipate that this Information Statement will be mailed on April __, 2013 to stockholders of record on the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF THE STOCKHOLDERS OWNING A MAJORITY OF THE OUTSTANDING SHARES OF OUR COMMON STOCK. A VOTE OF THE REMAINING STOCKHOLDERS IS THEREFORE NOT NECESSARY.

No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Exchange Act. This letter is the notice required by Section 228 of the DGCL.

By Order of the Board of Directors,

Date: April 25, 2013		AFH ACQUISITION VII, INC.

	By:	/s/ Amir F. Heshmatpour
Name: Amir F. Heshmatpour
Title: Chief Executive Officer, Chairman

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Exhibit A     Amended and Restated Bylaws

Exhibit B     AFH Acquisition VII, Inc. 2013 Omnibus Incentive Plan

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AFH ACQUISITION VII, INC.

9595 Wilshire Blvd.

Suite 700

Beverly Hills, CA90212

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

INFORMATION STATEMENT

April ___, 2013

GENERAL INFORMATION

This Information Statement is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the stockholders of record on April 25, 2013 (the “Record Date”) of the common stock, par value $0.001 per share (the “Common Stock”), of AFH Acquisition VII, Inc., a Delaware corporation (the “Company”), to notify such stockholders that, on or about April 23, 2013, the Company received a Joint Written Consent to Action of the Board of Directors and Majority Stockholders in lieu of a special meeting (the “Written Consent”) from the Board of Directors and the Company’s majority stockholder holding 5,000,000 shares of our Common Stock representing approximately 77.12% of the total 6,483,217 issued and outstanding shares of voting stock of the Company outstanding on the date of such Written Consent (the “Majority Stockholder”) that approved the following actions (the “Actions”) (i) the adoption of amended and restated Bylaws of the Company, which among other things, establish a classified board and establish procedures for the Company’s stockholders to provide the Company with advance notice of matters they intend to bring up at a stockholder meeting and (ii) the adoption of the AFH Acquisition VII, Inc. 2013 Omnibus Incentive Plan (the “Plan”) reserving up to 3,187,636 shares of the Common Stock for issuance in connection with awards there under .. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

Our board of directors has fixed the close of business on April 25, 2013 as the Record Date for the determination of stockholders entitled to notice of the action by Written Consent. The Written Consent was executed by the Board of Directors and the Majority Stockholder on April 23, 2013.

No Appraisal Rights

In addition, pursuant to the laws of Delaware, the Actions taken by the Written Consent do not create appraisal or dissenters’ rights.

Notice Pursuant to Delaware General Corporation Law Section 228

Pursuant to Delaware General Corporation Law (the “DGCL”) Section 228, we are required to provide prompt notice of the taking of a corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as notice of the Actions required by DGCL Section 228.

Effective Date of Actions

The above Actions will become effective 20 days following the mailing to the stockholders of record on the Record Date of the Information Statement, or as soon thereafter as is practicable.

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INTEREST OF CERTAIN PERSONS IN
OR OPPOSITION TO MATTERS TO BE ACTED UPON

Each of our executive officers and directors has an interest in the approval of the Plan because each of them is eligible to receive awards thereunder. In addition, our directors and executive officers may have financial or other personal interests in the adoption of the amended and restated Bylaws described herein to the extent such adoption allows those individuals to remain in their positions and earn compensation for their services for a longer period of time. We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND A PROXY.

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OUTSTANDING VOTING SECURITIES OF THE COMPANY AND VOTE REQUIRED

As of the date of the Written Consent by the Board of Directors and Majority Stockholder, April 23, 2013, the Company had 6,483,217 shares of Common Stock issued and outstanding, and there were no shares of Preferred Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for to stockholders for approval. There are no cumulative voting rights. Pursuant to the Company’s Bylaws and the DGCL, a vote by the holders of at least a majority of the outstanding voting shares is required to effect the Actions described herein. Therefore, the holders of more than 50% of the outstanding shares of Common Stock, can approve the Actions described herein.

On April 23, 2013, the Company’s Majority Stockholder, holding 5,000,000 shares of Common Stock (or approximately 77.12% of the 6,483,217 shares of Common Stock then outstanding) executed and delivered to the Company the Written Consent approving the Actions. As the Actions were approved by the Majority Stockholder, no proxies are being solicited with this Information Statement.

The DGCL provides in substance that unless the Company’s Certificate of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

INFORMATION ON CONSENTING STOCKHOLDER

As of the date of the Written Consent, the Company had 6,483,217 shares of Common Stock issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. On April 23, 2013, the following consenting Majority Stockholder owning a total of 5,000,000 shares of the Company’s Common Stock, which represented approximately 77.12% of the total number of voting shares outstanding on such date, delivered the executed Written Consent authorizing the Actions described herein. The consenting Majority Stockholder’s name, affiliation with the Company and beneficial holdings are as follows:

Consenting Stockholder	Affiliation	Number of Voting Shares	% of Total Voting Shares
AFH Holding & Advisory, LLC 9595 Wilshire Blvd, Suite 700 Beverly Hills, CA 90212	Amir F. Heshmatpour, the sole member of AFH Holding & Advisory, LLC, serves as the Chief Executive Officer, President, and director of the Company	5,000,000	77.12%

Total		5,000,000	77.12%

Accordingly, the Written Consent executed by the Majority Stockholder satisfies the stockholder approval requirement for the authorization and adoption of the Actions. In an effort to minimize the Company’s costs and expenses, the board of directors has determined not to hold a special meeting of stockholders because stockholders holding a majority of the eligible votes are in favor of the actions.

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COMPENSATION OF DIRECTOR AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth all compensation received during the last two fiscal years by our Chief Executive Officer, Chief Financial Officer and each of the other most highly compensated executive officers whose total compensation exceeds $100,000 in such fiscal years. These officers are referred to as the Named Executive Officers in this Information Statement.

Name and Position	Year	Compensation

Amir F. Heshmatpour, President, Secretary, Chief Executive Officer, Chief Financial Officer and Director	2012 2011	None None

Outstanding Equity Awards at 2012 Fiscal Year End

There were no outstanding equity awards in 2012.

Director Compensation

We have never and do not currently pay any cash fees to our directors, nor do we pay directors’ expenses in attending board meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”). In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days of the date of this information statement are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The following information table sets forth certain information regarding the Common Stock beneficially owned on April 23, 2013 based on 6,483,217 issued and outstanding Common Stock by: (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group.

Unless otherwise indicated in the table or its footnotes, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless otherwise indicated in the table or its footnotes, the address of each stockholder listed in the table is c/o AFH Acquisition VII, Inc. 9595 Wilshire Blvd, Suite 700, Beverly Hills, CA 90212.

Name and Address of Beneficial Owner	Title	Shares of Common Stock Beneficially Owned		Percentage of Class Beneficially Owned
Amir F. Heshmatpour	President, Secretary, Chief Executive Officer, Chief Financial Officer and Director	5,000,000	(1)	77.12%

Alfred E Osborne Jr.	Director	0		0

All Officers and Directors as a group		5,000,000		77.12%

AFH Holding & Advisory, LLC		5,000,000		77.12%

(1)	Represents 5,000,000 shares of Common Stock owned by AFH Holding & Advisory LLC (“AFH Holding”). Mr. Heshmatpour is the sole member of AFH Holding & Advisory LLC and has sole voting and investment control over the shares of Common Stock owned of record by AFH Holding. Accordingly, he may be deemed a beneficial owner of the 5,000,000 shares of Common Stock owned by AFH Holding.

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APPROVAL OF THE AMENDED AND RESTATED BYLAWS

On April 23, 2013, the Board of Directors and Majority Stockholders of the Company approved via the Written Consent amended and restated Bylaws for the Company, which are attached hereto as Exhibit A (the “New Bylaws”). The following summary of the New Bylaws is qualified in its entirety by the entire text of the New Bylaws, which are filed as an exhibit to this Information Statement and are incorporated by reference into this Information Statement.

Among other changes, the New Bylaws establishes a classified board of directors which divides the Company’s board of directors into three classes of directors with staggered terms of office. Each class of directors shall serve for three year terms and each class shall be nearly equal in number as possible. As new directors are added to the Company’s board of directors, they will be designated to particular classes of directors. Members of each class hold office until their successors are elected and qualified.

The initial Class I directors will hold office initially for a term expiring at the 2014 annual meeting of stockholders. The initial Class II directors will hold office initially for a term expiring at the 2015 annual meeting of stockholders. Any newly appointed directors appointed as Class III directors will hold office initially for a term expiring at the 2016 annual meeting of stockholders. At each annual meeting of stockholders following the initial classification and election, the successors of the class of directors whose term expires at that meeting shall be elected for a three year term.

We believe it is in the best interests of the Company and our stockholders to divide the board of directors into three classes of directors with staggered terms of office. We believe that a classified board will provide continuity and stability to the board of directors and will provide the board with a structure that will ensure that, at any given time, at least some directors will have had prior experience as a director of the Company and be knowledge of the Company’s business. We believe that directors who have experience with the Company and are knowledgeable about its business and operations are a valuable resource to the Company and are in a better position to make decisions that are best for the Company and its stockholders. In addition, we believe that a classified board will allow directors to focus on the Company’s long-term strategies because they will not have to focus on reelection each year.

We believe that a classified board will allow us to recruit and retain highly qualified directors who are willing to make a significant commitment to the Company to understand its business, operations and strategy, which will provide continuity and stability in decision making. Due to corporate governance requirements placed on directors by stock exchanges and federal and state laws, including the Sarbanes-Oxley Act of 2002, qualified individuals are increasingly reluctant to serve on public company boards. We believe that electing directors for three-year terms will help us to attract qualified director candidates than if their service to the board of directors could be limited to one year or less.

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The board of directors also believes that the classified board will assist the board of directors in protecting the interests of our stockholders in the event of an unsolicited offer for our Company. A classified board will enhance the board’s ability to obtain the best outcome for the Company’s stockholders in the event of an unsolicited takeover proposal by encouraging the proponent for change to negotiate with the board and evaluate a variety of alternatives.

The implementation of the classified board may significantly extend the time required to effect an unsolicited change in control of the board of directors and hence may discourage unsolicited takeover bids for our company. Currently, a change in control of the board of directors can be made at a single annual meeting by stockholders holding a majority of the outstanding shares present in person or represented by proxy. With a classified board divided into three classes of directors, it should take at least two annual meetings for a simple majority of our outstanding shares to effect a change in control of the board of directors, as only a minority of the directors would be elected at each meeting.

Without the ability to obtain control of our board of directors quickly, an unsolicited takeover bidder may be incapable of taking action necessary to remove other impediments to its acquisition of our Company, even if that takeover bidder were to acquire a majority of our outstanding shares of Common Stock. This situation may discourage unsolicited tender offers, perhaps including some tender offers that stockholders would conclude to be in their best interests if made. The proposed revisions to our certificate of incorporation will also make it substantially more difficult for our stockholders to change the composition of our board of directors, even if our stockholders and management believe such a change would be desirable.

The New Bylaws also establish procedures for the Company’s stockholders to provide the Company with advance notice nominations of directors and proposals for matters they intend to bring up at a stockholder meeting. Any stockholder wishing to nominate a candidate for election as a director or make a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. These provisions may discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.

APPROVAL OF THE AFH ACQUISITION VII, INC. 2013 OMNIBUS INCENTIVE PLAN

On April 23, 2013, the Board of Directors and the Majority Stockholder approved the “AFH Acquisition VII, Inc. 2013 Omnibus Incentive Plan” (the “Plan”) for the Company in the form attached hereto as Exhibit B. Stockholder approval of the Plan enables the Company to satisfy stock exchange listing requirements and to make awards that qualify as performance-based compensation that is exempt from the deduction limitation set forth under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain exceptions, Section 162(m) generally limits the corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other three highest paid executive officers of the Company required to be reported under the proxy disclosure rules.

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The amount and nature of the proposed awards under the Plan have not yet been determined, although the Plan permits grants of stock options, stock appreciation rights, or SARs, restricted stock or units, unrestricted stock, deferred stock and performance awards. Our Board of Directors believes that the Plan will be an important factor in attracting, retaining and motivating employees, consultants, and directors of the Company and its affiliates. Our Board of Directors believes that the Company needs the flexibility both to have an ongoing reserve of Common Stock available for future equity-based awards, and to make future awards in a variety of forms.

Set forth below is a summary of the material terms of the Plan, but this summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is included as Exhibit B to this Information Statement. Capitalized terms used in this summary and not otherwise defined herein will have the meanings ascribed to such terms in the Plan. As noted throughout this summary, certain terms or provisions only become effective following the date of consummation of an underwritten, initial public offering of our securities (the “IPO Date”).

Administration of the Plan. The Compensation Committee (the “Committee”) of our Board of Directors has such powers and authorities related to the administration of the Plan as are consistent with our corporate governance documents and applicable law. The Committee will be comprised of directors who (i) qualify as “outside directors” within the meaning of Section 162(m) of the Code, (ii) meet such other requirements as may be established from time to time by the SEC for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (iii) comply with the independence requirements of the stock exchange on which our common stock is listed. The Committee will interpret the Plan, establish and modify administrative rules, impose such conditions and restrictions on awards as it determines appropriate, and make all factual determinations with respect to and take such steps in connection with the Plan and awards granted under it as it may deem necessary or advisable. The Committee may delegate certain of its powers or responsibilities to a subcommittee of the Committee or designated officers or employees of the Company. In addition, the full Board of Directors generally may exercise any of the powers and authority of the Committee under the Plan.

Number of Authorized Shares and Award Limits. The initial number of shares of our Common Stock reserved for issuance in connection with awards under the Plan is 3,187,636. In addition, on January 1 of each year, beginning with January 1, 2014, the aggregate number of shares authorized to be issued under the Plan shall be increased by an amount equal to the lesser of (a) 10% of the total number of shares of Common Stock outstanding on such anniversary day, and (b) 7,000,000 shares of Common Stock, or such lesser amount as determined by the Board in its discretion. The number of shares of Common Stock initially reserved for issuance under the Plan pursuant to Awards of Incentive Stock Options shall be 3,187,636; provided, that on January 1 of each year, beginning with January 1, 2014, the aggregate number of shares reserved for issuance under the Plan pursuant to Awards of Incentive Stock Options shall be increased by an amount equal to 3,241,609, which is equivalent to 50% of the total number of shares of Common Stock outstanding as of the Effective Date. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.

With respect to awards under the Plan that are intended to qualify as performance-based compensation under Section 162(m) of the Code, no participant will be granted stock-based awards in respect of more than 1,593,818 shares of our Common Stock or cash-based awards for more than $5,000,000 during any calendar year.

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Any shares covered by an award that are forfeited, expired, cancelled, settled in cash or otherwise terminated without delivery of shares to the grantee, will be available for future grants under the Plan. Further, shares surrendered to or withheld by us in payment or satisfaction of the exercise price of an award or any tax withholding obligation with respect to an award will be available for the grant of new awards. In addition, shares issued with respect to awards assumed by us in connection with any merger, acquisition or related transaction will not reduce the total number of shares available for issuance under the Plan. The number and class of shares available under the Plan and subject to outstanding awards, as well as the award limits described above, may be equitably adjusted by the Committee in the event of various changes in the capitalization of the Company.

Eligibility and Participation. Eligibility to participate in the Plan is limited to such employees, non-employee directors and consultants of the Company, or of any affiliate, as the Committee may determine and designate from time to time.

Type of Awards. The following types of awards are available for grant under the Plan: incentive stock options (“ISOs”), non-qualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, other stock-based awards or cash-based incentive awards.

Stock Options and SARs

Grant of Options and SARs. The Committee may award ISOs, NSOs (collectively referred to as “Options”), and SARs to grantees. The exercise price per share of an Option or a SAR will be at least 100% of the fair market value per share of our stock underlying the award on the grant date. The Committee will determine the terms and conditions (including any performance requirements) under which an Option or SAR will become exercisable and will include such information in the award agreement.

Special Limitations on ISOs. In the case of a grant of an Option intended to qualify as an ISO to a grantee who owns more than ten percent of the total combined voting power of all classes of our outstanding stock (a “Ten Percent Stockholder”), the exercise price of the Option will not be less than 110% of the fair market value of a share of our stock on the grant date. Additionally, an Option will constitute an ISO only (i) if the grantee is an employee of the Company or a subsidiary of the Company, (ii) to the extent such Option is specifically designated as an ISO in the related award agreement, and (iii) to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of stock with respect to which all ISOs held by such grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the grantee’s employer and its affiliates) does not exceed $100,000.

Exercise of Options and SARs. An Option may be exercised by the delivery to us of written notice of exercise and payment in full of the exercise price (plus the amount of any taxes which we may be required to withhold). Upon exercise of a SAR, the grantee will receive a payment equal to the excess of (i) the fair market value of one share of our stock on the date of exercise over (ii) the exercise price of the SAR, subject to any applicable tax withholding. If not exercised, Options and SARs will expire at such time as the Committee determines. However, no Option or SAR may be exercised more than ten years from the date of grant, or in the case of an ISO held by a Ten Percent Stockholder, not more than five years from the date of grant.

Restricted Stock and Restricted Stock Units. The Committee may award to a participant shares of Common Stock subject to specified restrictions (“restricted stock”). The Committee also may award to a participant restricted stock units representing the right to receive shares of Common Stock in the future. Shares of restricted stock and restricted stock units are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified period and/or the attainment of specified performance targets over such period. The Committee will determine the terms and conditions (including any performance requirements) for each award of restricted stock or restricted stock units and will include such information in the award agreement.

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Performance Awards. The Committee may grant performance awards to participants entitling participants to receive a payment from the Company (measured by the value of a specified number of shares of stock, increases in such value during the award period or a fixed cash amount) based upon the attainment of predetermined performance targets over a fiscal year or longer award period. Performance awards may be paid in cash, shares of common stock or a combination thereof, as determined by the Committee. The Committee will determine the terms and conditions for each performance award and will include such information in the award agreement.

Other Stock-Based Awards. The Committee may also grant equity-based or equity-related awards, referred to as “other stock-based awards,” in addition to Options, SARs, restricted stock, restricted stock units or performance awards. The Committee will determine the terms and conditions for each other stock-based award and will include such information in the award agreement.

Cash Incentive Awards. The Plan authorizes performance-based cash incentive compensation, which may include compensation to be paid to “covered employees” within the meaning of Section 162(m) of the Code. The material terms of the incentive compensation feature of the Plan are as follows:

●	The class of persons covered consists of those senior executives of the Company who are or may be from time to time determined by the Committee to be subject to Section 162(m) of the Code.

●	The targets for annual incentive payments to eligible employees will consist of one or more of the performance goals discussed below under Performance Goals. Such performance targets will be established by the Committee on a timely basis to ensure that the targets are considered “preestablished” for purposes of Section 162(m) of the Code.

●	The Committee will not have the flexibility to pay an eligible employee more than the incentive amount indicated by his or her attainment of the performance target under the applicable payment schedule. The Committee will, however, have the flexibility to use negative discretion to reduce this amount.

●	The Company reserves the right to grant additional cash incentive awards under other arrangements outside of the Plan.

Dividend Equivalents. The Committee may provide for the payment or accrual of dividend equivalents with respect to any share-based awards under the Plan, other than Options and SARs. Following the IPO Date, dividend equivalents awarded in connection with a grant of any performance-based award will not be payable unless and until the performance conditions applicable to the award have been met, or the award otherwise becomes vested in accordance with the award agreement and the Plan.

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Performance Goals. With respect to awards under the Plan that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the applicable performance targets will be established by the Committee based on one or more of the following measures: sales; net sales; return on sales; revenue, net revenue, gross revenue, product revenue or system-wide revenue (including growth of same); operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share (including on a diluted or undiluted basis, before or after taxes); net income or loss (before or after taxes); return on equity; stockholder return or total stockholder return; return on assets or net assets; price of the shares or any other publicly-traded securities of the Company; market share; enterprise value; gross profits; gross or net profit margin; gross profit growth; net operating profit (before or after taxes); operating earnings; earnings or losses or net earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and/or amortization); operating profit; economic value-added models or “value creation” or similar metrics; comparisons with various stock market indices; reductions in costs; cash flow (including, but not limited to, operating cash flow and free cash flow) or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; cash flow return on capital; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; general and administrative expense savings; inventory control; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; return on stockholders’ equity; operating efficiencies; cost reduction or savings; customer satisfaction; client retention; customer growth; employee satisfaction; productivity or productivity ratios; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities); debt level year-end cash position; book value; factoring transactions; completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures, succession and hiring projects, reorganization and other corporate transactions, expansions of specific business operations and meeting divisional or project budgets. Any one of these performance targets or goals may be measured with respect to the Company or any one or more of its subsidiaries, affiliates or divisions and either in absolute terms or as compared to another company or companies.

Minimum Vesting and Forfeiture Periods for Awards. Following the IPO Date, any stock-settled award granted under the Plan will vest or become exercisable over no less than three years (but may vest in installments), unless the award is performance-based, in which case it will vest or become exercisable over a minimum period of one year. The minimum exercise or vesting requirements will not apply to awards (i) granted to non-employee directors or consultants, (ii) in connection with a “Change in Control” (as defined in the Plan), or (iii) granted in substitution for awards assumed in connection with an acquisition or other corporate transaction. In addition, the Committee may accelerate vesting of awards as a result of the participant’s death, disability or involuntary termination, as well as in connection with awards to new hires. The Committee also will have discretion to award up to 4% of the shares initially reserved under the Plan without regard to these minimum vesting or forfeiture periods.

Effect of Certain Transactions. In the event of a change in control of the Company, outstanding awards under the Plan may be subject to accelerated vesting or settlement as provided in the individual award agreements. Upon the occurrence of certain corporate transactions, which may include a change in control, outstanding awards generally will be subject to the terms of the agreement entered into in connection with the transaction, which may provide for the assumption or substitution of awards by the surviving corporation or its parent or subsidiary, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.

Nontransferability of Awards. Generally, during the lifetime of a grantee, only the grantee may exercise rights under the Plan and no award will be assignable or transferable other than by will or laws of descent and distribution. If authorized in the award agreement, a grantee may transfer, not for value, all or part of an NSO to certain family members (including trusts and foundations for their benefit). Neither restricted stock nor restricted stock units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee.

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Term of Plan. Unless earlier terminated by our Board of Directors, the authority to make grants under the Plan will terminate on the tenth anniversary of the date that the Plan was adopted by our Board of Directors.

Amendment and Termination. Subject to applicable laws and stock exchange listing standards requiring shareholder approval under certain circumstances, our Board of Directors may, at any time, amend or terminate the Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards previously made under the Plan without the consent of the applicable participants. The Plan specifically prohibits the repricing of Options or SARs without shareholder approval following the IPO Date. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its exercise price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its exercise price is greater than the fair market value of the underlying stock in exchange for another award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change.

New Plan Benefits. No specific grants are contemplated under the Plan at this time and all future grants of awards under the Plan will be discretionary and, therefore, the benefits and amounts that will be received under the Plan are not determinable.

Federal Income Tax Consequences. The following is a summary of the general federal income tax consequences to the Company and to U.S. taxpayers of awards granted under the Plan. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

●	NSOs and SARs. No taxable income is reportable when a NSO or SAR is granted. Upon exercise, generally, the recipient will have ordinary income equal to the fair market value of the underlying shares of stock on the exercise date minus the exercise price. Any gain or loss upon the disposition of the stock received upon exercise will be capital gain or loss to the recipient if the appropriate holding period under federal tax law is met for such treatment.

●	ISOs. No taxable income is reportable when an ISO is granted or exercised (except for grantees who are subject to the alternative minimum tax, who may be required to recognize income in the year in which the ISO is exercised). If the recipient exercises the ISO and then sells the underlying shares of stock more than two years after the grant date and more than one year after the exercise date, the excess of the sale price over the exercise price will be taxed as long-term capital gain or loss. If the recipient exercises the ISO and sells the shares before the end of the two- or one-year holding periods, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the ISO.

●	Restricted Stock and Restricted Stock Units. A recipient of restricted stock or restricted stock units will not have taxable income upon the grant unless, in the case of restricted stock, he or she elects to be taxed at that time. Instead, he or she will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares.

●	Performance Awards, Other Stock-Based Awards and Cash-Based Incentive Awards. Typically, a recipient will not have taxable income upon the grant of a performance awards, any other stock-based awards or any cash-based incentive awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the recipient.

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●	Tax Effect for the Company. We generally will receive a tax deduction for any ordinary income recognized by a grantee in respect of an award under the Plan (for example, upon the exercise of a NSO). In the case of ISOs that meet the holding period requirements described above, the grantee will not recognize ordinary income; therefore, we will not receive a deduction.

In the event we become a “publicly held” company (as defined in Section 162(m) of the Code), special rules limit the deductibility of compensation paid to our chief executive officer and to each of our three most highly compensated executive officers whose compensation is required to be reported annually in our proxy. Under Section 162(m) of the Code, the annual compensation paid to each of these executives may not be deductible to the extent that it exceeds $1 million. However, certain transition rules under Treasury Regulation Section 1.162-27(f) provides that the deduction limit of Section 162(m) does not apply to any remuneration paid pursuant to a compensation plan or agreement that existed during the period in which the company was not considered publicly held under Section 162(m). After this transition period expires, we can preserve the deductibility of compensation over $1 million if certain conditions of Section 162(m) are met. These conditions include stockholder approval of the Plan, setting limits on the number of awards that any individual may receive and, for awards other than Options and SARs, establishing performance criteria that must be met before the award will actually be settled or otherwise paid. The Plan has been designed to permit the committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

Registration of Shares. Following the IPO Date, we intend to file a registration statement, at our expense, on Form S-8 under the Securities Act of 1933, as amended, to register the full number of shares of our Common Stock which will be reserved for issuance under the Plan, as described in the section titled “Number of Authorized Shares” above.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above Actions shall not be effective until a date at least twenty (20) days after the date on which the Information Statement has been mailed to the stockholders of record on the Record Date. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on May ___, 2013.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

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You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors knows of no other matters other than those described in this Information Statement that have been approved or considered by the holders of a majority of the shares of our common stock.

Some banks, brokers and other nominee record holders may be participating in the practice of ‘‘householding’’ stockholder materials, such as proxy statements, information statements and annual reports. This means that only one copy of this Information Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this Information Statement to you if you write or call us at the following address or telephone number: AFH Acquisition VII, Inc., 9595 Wilshire Blvd., Suite 700, Beverly Hills, CA 90212, Amir F. Heshmatpour. If you want to receive separate copies of stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

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Date: April 25, 2013		AFH ACQUISITION VII, INC.

/s/ Amir F. Heshmatpour
By:
Name: Amir F. Heshmatpour
Title: Chief Executive Officer, Chairman

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Exhibit A

AMENDED AND RESTATED BYLAWS

OF

AFH ACQUISITION VII, INC.

ARTICLE I

Section 1.1     Registered Office. The registered office of AFH Acquisition VII, Inc. (the “Corporation”) in the State of Delaware shall be at the principal office of Corporate Service Company, 2711 Centerville Road Suite 400. The name of the registered agent of the Corporation at such address is Corporate Service Company.

Section 1.2     Principal Office. The principal office for the transaction of the business of the Corporation shall be as set forth in a resolution adopted by the Board.

Section 1.3    Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II

STOCKHOLDERS

Section 2.1    Place of Meetings. All annual meetings of stockholders and all other meetings of stockholders shall be held either at the principal office of the Corporation or at any other place within or without the State of Delaware that may be designated by the Board pursuant to authority hereinafter granted to the Board.

Section 2.2    Annual Meetings. An annual meeting of stockholders shall be held for the election of directors at such date, time and place as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

Section 2.3    Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 2.4    Notices of Meetings.

(a)    Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the certificate of incorporation or these bylaws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. Notice may be given personally, by mail or by electronic transmission in accordance with Section 232 of the General Corporation Law of the State of Delaware (the “DGCL”). If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. Notice by electronic transmission shall be deemed given as provided in Section 232 of the DGCL. An affidavit of the mailing or other means of giving any notice of any stockholders’ meeting, executed by the Secretary, Assistant Secretary or any transfer agent of the Corporation giving the notice, shall be prima facie evidence of the giving of such notice or report. Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 233 of the DGCL.

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(b)    Notice of the time, place (if any) and purpose of any meeting of stockholders may be waived in writing, either before or after the meeting, and to the extent permitted by law, will be waived by any stockholder by attendance thereat, in person or by proxy, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Section 2.5    Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.6    Quorums. Except as otherwise provided by law, the certificate of incorporation or these bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 1.4 of these bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 2.7    Organizations. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer, or in his absence by an Executive Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8    Voting; Proxies. Except as otherwise provided by or pursuant to the provisions of the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation. Voting at meetings of stockholders shall be by written ballot. At all meetings of stockholders for the election of directors, a plurality of the votes cast from those stockholders present in person or represented by proxy at the meeting and entitled to vote in the election shall be sufficient to elect a director. All other elections and questions shall, unless otherwise provided by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, as otherwise provided by law or pursuant to any regulation applicable to the Corporation, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote thereon.

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Section 2.9    Fixing Dates for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent or dissent to corporate action without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 2.10    List of Stockholders Entitled to Vote. The Secretary shall prepare and make, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 2.11    Action By Consent of Stockholders. Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous consent shall, to the extent required by law, be given to those stockholders who have not consented and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

Section 2.12    Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

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Section 2.13    Notice of Stockholder Business and Nominations.

(a)    Annual Meeting.

(i)    Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.13(a) is delivered to the Secretary of the Corporation and at the date of the meeting, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.13(a).

(ii)    For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of the foregoing paragraph, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date or if the Corporation has not previously held an annual meeting,, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of (x) the sixtieth (60th) day prior to such annual meeting or (y) the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposes to nominate for election as a director (w) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (or any successor thereto) (the “Exchange Act”) and Rule 14a-11 thereunder (or any successor thereto), (x) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (y) the name and address of the person or persons to be nominated, and (z) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (2) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (3) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination and (4) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements of this Section 2.13(a) shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal or nomination at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal or nomination has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. In addition, the stockholder making such proposal shall promptly provide any other information reasonably requested by the Corporation. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

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(iii)    Notwithstanding anything in Section 2.13(a)(ii) above to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement made by the Corporation naming all of the nominees for directors or specifying the size of the increased Board of Directors at least ninety (90) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b)    Special Meeting.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (A) by or at the direction of the Board of Directors or (B) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.13(b) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(ii) of this Section 2.13 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the ninetieth (90th) day prior to such special meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c)    General.

(i)    Only such persons who are nominated in accordance with the procedures set forth in this Section 2.13 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.13. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.13 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (a)(ii)(C)(4) of this Section 2.13) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 2.13, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.13, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.13, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

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(ii)    For purposes of this Section 2.13, a “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(iii)    Notwithstanding the foregoing provisions of this Section 2.13, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.13. Nothing in this Section 1.12 shall be deemed to affect any rights of stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or any rights of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

Section 2.13    Conducts of Meetings.

The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem necessary, appropriate or convenient. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1    Powers. Subject to the provisions of the DGCL and to any limitations in the Certificate of Incorporation or these bylaws relating to action required to be approved by the stockholders, the business and affairs of the corporation shall be managed and shall be exercised by or under the direction of the Board of Directors. In addition to the powers and authorities these bylaws expressly confer upon them, the Board of Directors may exercise all such powers of the corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these bylaws required to be exercised or done by the stockholders.

Section 3.2    Number, Term of Office and Election. The Board of Directors shall consist of not fewer than five (5) nor more than nine (9) directors, the exact number may be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors.

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(a)    The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be the whole number contained in the quotient arrived at by dividing the authorized number of directors by three, and if a fraction is also contained in such quotient then if such fraction is one-third (1/3) the extra director shall be a member of Class III and if the fraction is two-thirds (2/3) one of the extra directors shall be a member of Class III and the other shall be a member of Class II. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected.

(a)    In the event of any increase or decrease in the authorized number of directors: (a) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his prior death, resignation or removal, and (b) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors to such class or classes as shall, so far as possible, bring the number of directors in the respective classes into conformity with the formula in this Section 3.2, as applied to the new authorized number of directors.

Except as provided in Section 3.3 below, each director shall continue in office until the next annual meeting at which such director’s class stands for election and his successor is elected and qualified, or until such director’s earlier death, resignation, disqualification or removal from office. Directors need not be stockholders unless so required by the Certificate of Incorporation or these bylaws, wherein other qualifications for directors may be prescribed.

Section 3.3    Resignation; Removal from Office; Vacancies. Any director may resign at any time upon written notice to the Board of Directors. The stockholders of the Corporation may only remove a member of the Board of Directors for cause. Unless otherwise provided by law or the certificate of incorporation, any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of the stockholders entitled to vote in such election, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his successor is elected and qualified. For purposes of this Section 3.3, “cause” shall mean: (i) the director’s conviction or plea of nolo contendere of a felony involving moral turpitude; (b) the director’s conviction or plea of nolo contendere of a violation of federal or state securities laws; (c) the director’s commission of any material act of dishonesty resulting or intended to result in personal gain or enrichment of such director at the expense of the Corporation or any of its subsidiaries and which act, if made the subject of criminal charges, would be reasonably likely to be charged as a felony; (d) the director being adjudged legally incompetent by a court of competent jurisdiction; (e) the director’s filing of an for bankruptcy.

Section 3.4    Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine.

Section 3.5    Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chief Executive Officer, any Vice President, the Secretary, or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting.

Section 3.6    Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

Section 3.7    Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the certificate of incorporation, these bylaws or applicable law otherwise provides, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

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Section 3.8    Organization. The Board of Directors shall choose a Chairman of the Board, and if it so determines, choose a Vice Chairman of the Board, from among its members. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 3.9    Action by Written Consent of Directors. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

Section 3.10    Emergency Bylaws. In the event of any emergency, disaster or catastrophe, as referred to in Section 110 of the DGCL, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee of the Board of Directors cannot readily be convened for action, then the director or directors in attendance at the meeting shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board of Directors as they shall deem necessary and appropriate.

ARTICLE IV

COMMITTEES OF THE BOARD OF DIRECTORS

Section 4.1    Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

Section 4.2    Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these bylaws.

ARTICLE V

OFFICERS

Section 5.1    Executive Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies. The Board of Directors shall elect a Chief Executive Officer, a President, Chief Financial Officer,, Secretary, and Treasurer. The Board of Directors may also choose one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board of Directors), one or more Assistant Secretaries, and one or more Assistant Treasurers. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

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Section 5.2    Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.

ARTICLE VI

STOCK

Section 6.1    Certificates. The shares of capital stock of the Corporation may be certificated or uncertificated, as permitted under Section 158 of the DGCL. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by him in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Section 6.2    Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock (or register uncertificated shares in lieu of a new certificate) in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed. When authorizing the issuance of a new certificate (or the registration of uncertificated shares), the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate (or the registration of uncertificated shares).

Section 6.3    Surrender, Transfer and Cancellation. Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these bylaws. Transfers of stock shall be made on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. The Corporation shall have no duty to inquire into adverse claims with respect to any transfer of capital stock unless (a) the Corporation has received a written notification of an adverse claim at a time and in a manner which affords the Corporation a reasonable opportunity to act on it prior to the issuance of a new, reissued or re-registered share certificate and the notification identifies the claimant, the registered owner and the issue of which the share or shares is a part and provides an address for communications directed to the claimant; or (b) the Corporation has required and obtained, with respect to a fiduciary, a copy of a will, trust, indenture, articles of co-partnership, bylaws or other controlling instruments, for a purpose other than to obtain appropriate evidence of the appointment or incumbency of the fiduciary, and such documents indicate, upon reasonable inspection, the existence of an adverse claim. The Corporation may discharge any duty of inquiry by any reasonable means, including notifying an adverse claimant by registered or certified mail at the address furnished by him or, if there be no such address, at his residence or regular place of business that the security has been presented for registration of transfer by a named person, and that the transfer will be registered unless within thirty days from the date of mailing the notification, either (a) an appropriate restraining order, injunction or other process issues from a court of competent jurisdiction; or (b) an indemnity bond, sufficient in the Corporation’s judgment to protect the Corporation and any transfer agent, registrar or other agent of the Corporation involved from any loss which it or they may suffer by complying with the adverse claim, is filed with the Board of Directors.

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Section 6.4    Fractional Shares. The Corporation shall not be permitted to issue fractional shares.

ARTICLE VII

INDEMNIFICATION

Section 7.1    Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnitee”) who was or is made or is threatened to be made a party or is otherwise involved in any threatened, pending, or completed action, suit, arbitration, alternative dispute mechanism, inquiry, administrative or legislative hearing, investigation or any other actual, threatened or completed proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the status of a person who he is or was the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the written request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (the “Corporate Status”), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, except as otherwise provided in this Section 6, the Corporation shall be required to indemnify an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if (i) the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors (ii) such indemnification is expressly required to be made by law, (iii) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law.

Section 7.2    Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred by an Indemnitee in connection with any Proceeding by reason of its Corporate Status in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this Article VII or otherwise.

Section 7.3    Claims. If a claim for indemnification or advancement of expenses under this Article VII is not paid in full within sixty (60) days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 7.4    Nonexclusivity of Rights. The rights conferred on any Indemnitee by this Article VII shall not be exclusive of any other rights which such Indemnitee may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 7.5    Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

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Section 7.6    Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any Indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification.

Section 7.7    Other Indemnification and Prepayment of Expenses. This Article VII shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

ARTICLE VIII

MISCELLANEOUS

Section 8.1    Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

Section 8.2    Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 8.3    Manner of Notice. Except as otherwise provided herein, notices to directors and stockholders may be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation or mailed by other means of electronic transmission. Notice to directors may be given by telegram, telecopier, telephone or other means of electronic transmission.

Section 8.4    Waiver of Notice of Meetings of Stockholders. Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

Section 8.5    Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly, legible form within a reasonable time.

Section 8.6    Amendment of Bylaws. These bylaws may be altered, amended or re-pealed, and new bylaws made (a) the Board of Directors; (b) by the stockholders at any annual stockholders meeting without previous notice, or (c) by the stockholders at any special stockholders meeting where notice of such proposed amendment, modification, repeal or adoption is included in the notice of special meeting.

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Exhibit B

AFH ACQUISITION VII, INC.

2013 OMNIBUS INCENTIVE PLAN

Article I

PURPOSE AND ADOPTION OF THE PLAN

1.01.    Purpose. The purpose of the AFH Acquisition VII, Inc. 2013 Omnibus Incentive Plan (as amended from time to time, the “Plan”) is to assist in attracting and retaining highly competent employees, directors and Consultants, to act as an incentive in motivating selected employees, directors and Consultants of the Corporation and its Affiliates to achieve long-term corporate objectives and, following the Transition Period, to enable stock-based and cash-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code.

1.02.    Adoption and Term. The Plan shall be effective on April 23, 2013, subject to approval of the stockholders of the Corporation (the “Effective Date”). The Plan shall remain in effect until the tenth anniversary of the Effective Date, or until terminated by action of the Board, whichever occurs sooner.

Article II

DEFINITIONS

For the purpose of this Plan, capitalized terms shall have the following meanings:

2.01.    Affiliate means an entity in which the Corporation has a controlling interest or such entity has a controlling interest in the Corporation, in either case directly or indirectly through one or more intermediaries; provided, however, for purposes of any grant of an Incentive Stock Option, “Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Corporation, directly or indirectly. For purposes of this definition, the term “controlling interest” shall have the meaning given such term with respect to Section 409A of the Code and Treas. Reg. Sec. 1.409A-1(b)(5)(iii)(E)(1).

2.02.    Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX, cash-based incentive Awards described in Article X or any other award made under the terms of the Plan.

2.03.    Award Agreement means a written agreement between the Corporation and a Participant or a written acknowledgment from the Corporation to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

2.04.    Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

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2.05.    Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Corporation, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant’s death.

2.06.    Board means the Board of Directors of the Corporation.

2.07.    Cause unless otherwise defined in the applicable Award Agreement, shall have the same meaning as that term is defined in a Participant’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means the (a) commission of any act of fraud, embezzlement or dishonesty by the Participant, (b) any unauthorized use or disclosure by the Participant of confidential information or trade secrets of the Corporation (or any Affiliate), or (c) any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Affiliate) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Participant for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Cause.

2.08.    Change in Control means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

(a)    The acquisition in one or more transactions, other than from the Corporation, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Corporation, an Affiliate or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or an Affiliate, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of the Company’s Voting Securities in excess of 50% of the Company’s Voting Securities;

(b)    The consummation (i.e. closing) of a reorganization, merger or consolidation involving the Corporation, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and the Company’s Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and the Company’s Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be;

(c)    The consummation (i.e. closing) of a sale or other disposition of all or substantially all the assets of the Corporation, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and the Company’s Voting Securities immediately prior to such sale or disposition, following such sale or disposition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the Outstanding Common Stock and the Company’s Voting Securities immediately prior to such sale or disposition, as the case may be; or

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(d)    a complete liquidation or dissolution of the Corporation.

Notwithstanding the foregoing, with respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Change in Control, a transaction shall not be deemed to be a Change in Control unless such transaction constitutes a “change in control event” within the meaning of Section 409A of the Code.

2.09.    Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

2.10.    Committee means the Compensation Committee of the Board or such other committee or subcommittee of the Board appointed from time to time by the Board, which Compensation Committee or other committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be (i) a “non employee director” as defined in Rule 16b-3; (ii) following the Transition Period, an “outside director” as defined under Section 162(m) of the Code; (iii) an “independent director” as defined under the rules of any stock exchange on which the Common Stock is regularly traded; and (iv) as may be applicable, “independent” as provided pursuant to rules promulgated by the Securities and Exchange Commission under The Dodd-Frank Wall Street Reform and Consumer Protection Act.

2.11.    Common Stock means the common stock of the Corporation, par value $0.001 per share.

2.12.    Corporation means AFH Acquisition VII, Inc., a Delaware corporation, and its successors.

2.13.    Company’s Voting Securities means the combined voting power of all outstanding voting securities of the Corporation entitled to vote generally in the election of directors to the Board.

2.14.    Consultant means any natural person who provides bona fide consulting or advisory services to the Corporation or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Corporation’s or its Affiliates’ securities.

2.15.    Dividend Equivalent Account means a bookkeeping account in accordance with Section 11.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.

2.16.    Exchange Act means the Securities Exchange Act of 1934, as amended.

2.17.    Exercise Price means, with respect to Options, the amount established by the Committee in the Award Agreement in accordance with Section 6.01(b) which is required to purchase each share of Common Stock upon exercise of the Option, or with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement in accordance with Section 6.02(b) which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant.

2.18.    Fair Market Value means, on any date, (i) the closing sale price of a share of Common Stock as reported on an established stock exchange on which the Common Stock is regularly traded on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported; or (ii) if shares of Common Stock are not listed for trading on an established stock exchange, Fair Market Value shall be determined by the Committee in good faith and otherwise in accordance with Section 409A of the Code, and any regulations and other guidance thereunder.

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2.19.    Good Reason unless otherwise defined in the applicable Award Agreement, shall have the same meaning as that term is defined in a Participant’s offer letter or other applicable employment agreement; or, if there is no such definition, “Good Reason” means the occurrence of one of the following events to which the Participant has not consented: (a) a material reduction of the Participant’s duties and responsibilities, (b) a material reduction in the Participant’s base level of compensation, or (c) a relocation of the Participant’s place of employment by more than fifty (50) miles; provided the Participant gives notice of such event to the Corporation within sixty (60) days of the initial occurrence of such event and the Corporation fails to cure such event within thirty (30) days following such notice.

2.20.    Grant Date means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

2.21.    Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.

2.22.    Involuntary Termination means the Participant’s Termination of Service by reason of either (a) the Participant’s involuntary dismissal or discharge by the Corporation for reasons other than Cause, or (b) the Participant’s voluntary resignation for Good Reason.

2.23.    IPO Date means the first date on which the Corporation sells its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act.

2.24.    Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Corporation.

2.25.    Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.

2.26.    Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

2.27.    Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.

2.28.    Participant means a person designated to receive an Award under the Plan in accordance with Section 5.01.

2.29.    Performance Awards means Awards granted in accordance with Article VIII.

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2.30.    Performance Goals means sales; net sales; return on sales; revenue, net revenue, gross revenue, product revenue or system-wide revenue (including growth of same); operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share (including on a diluted or undiluted basis, before or after taxes); net income or loss (before or after taxes); return on equity; stockholder return or total stockholder return; return on assets or net assets; price of the shares or any other publicly-traded securities of the Corporation; market share; enterprise value; gross profits; gross or net profit margin; gross profit growth; net operating profit (before or after taxes); operating earnings; earnings or losses or net earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and/or amortization); operating profit; economic value-added models or “value creation” or similar metrics; comparisons with various stock market indices; reductions in costs; cash flow (including, but not limited to, operating cash flow and free cash flow) or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; cash flow return on capital; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; general and administrative expense savings; inventory control; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; return on stockholders’ equity; operating efficiencies; cost reduction or savings; customer satisfaction; client retention; customer growth; employee satisfaction; productivity or productivity ratios; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Corporation’s equity or debt securities); debt level year-end cash position; book value; factoring transactions; completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures, succession and hiring projects, reorganization and other corporate transactions, expansions of specific business operations and meeting divisional or project budgets; any one of such Goals may be measured with respect to the Corporation or any one or more of its Subsidiaries, Affiliates or divisions and either in absolute terms or as compared to another company or companies.

2.31.    Plan has the meaning given to such term in Section 1.01.

2.32.    Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

2.33.    Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.

2.34.    Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

2.35.    Section 409A Covered Award means an Award granted under the Plan that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code.

2.36.    Securities Act means the Securities Act of 1933, as amended.

2.37.    Stock Appreciation Rights means awards granted in accordance with Article VI.

2.38.    Subsidiary means a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code.

2.39.    Substitute Award means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Corporation or a Subsidiary or with which the Corporation or a Subsidiary combines

2.40.    Termination of Service means the voluntary or involuntary termination of a Participant’s service as an employee, director or Consultant with the Corporation or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be the Corporation or an Affiliate. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

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2.41.    Transition Period means the period beginning with the date the Company is deemed to be a “publicly-held corporation” for purposes of Section 162(m)(2) of the Code (and the applicable regulations thereunder) and ending as of the earlier of: (i) the date of the first annual meeting of stockholders of the Corporation at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the IPO Date occurs; or (ii) the expiration of the “reliance period” under Treasury Regulation Section 1.162-27(f)(2).

Article III

ADMINISTRATION

3.01.    Committee.

(a)    Duties and Authority. The Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. Following the Transition Period, with regard to any provision of the Plan or any Award Agreement that is intended to comply with Section 162(m) of the Code, any action by the Committee shall be permitted only to the extent such action would be permitted under Section 162(m) of the Code. Solely to the extent permitted by applicable law, the Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Corporation. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board.

(b)    Indemnification. Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Corporation to whom authority was delegated in accordance with the Plan, shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Corporation’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation’s Certificate of Incorporation or Bylaws, conferred in a separate agreement with the Corporation, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

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3.02.    Limitation on Vesting for Awards. Notwithstanding any provision of the Plan to the contrary, any stock-settled Award granted after the IPO Date that vests solely on the basis of the passage of time (e.g., not on the basis of achievement of performance goals) shall not vest more quickly than ratably over a three (3)-year period following the Grant Date and any stock-settled Award granted after the IPO Date that vests based solely on the achievement of performance goals shall not vest more quickly than one year following the Grant Date, except that the Award Agreement may reflect, or the Committee may in its discretion provide after the Grant Date for, earlier or accelerated vesting (on a full or pro rata basis) (i) in the event of the Participant’s death, disability or Involuntary Termination, (ii) upon a Change in Control, or (iii) in connection with establishing the terms and conditions of employment of a Participant necessary for the recruitment of the Participant. The provisions of this Section 3.02 shall not apply to (a) Awards granted to non-employee directors or Consultants of the Corporation or its Affiliates, (b) Substitute Awards, or (c) Awards involving an aggregate number of shares of Common Stock not exceeding 4% of the number of shares available for Awards under the first sentence of Section 4.01.

Article IV

SHARES

4.01.    Number of Shares Issuable. Subject to adjustment in accordance with Section 11.07, the total number of shares of Common Stock initially authorized to be issued under the Plan shall be 3,187,636. In addition, on January 1 of each year, beginning with January 1, 2014, the aggregate number of shares authorized to be issued under the Plan shall be increased by an amount equal to the lesser of (a) 10% of the total number of shares of Common Stock outstanding on such anniversary day, and (b) 7,000,000 shares of Common Stock, or such lesser amount as determined by the Board in its discretion. The number of shares of Common Stock initially reserved for issuance under the Plan pursuant to Awards of Incentive Stock Options shall be 3,187,636; provided, that on January 1 of each year, beginning with January 1, 2014, the aggregate number of shares reserved for issuance under the Plan pursuant to Awards of Incentive Stock Options shall be increased by an amount equal to 3,137,425, which is equivalent to 50% of the total number of shares of Common Stock outstanding as of the Effective Date. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Corporation.

4.02.    Shares Subject to Terminated Awards. If any portion or all of an Award is forfeited, cancelled, exchanged, settled in cash or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Corporation Stock underlying such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. In addition, shares of Common Stock surrendered to or withheld by the Corporation in payment or satisfaction of the Exercise Price of an Option or Stock Appreciation Right, or tax withholding obligation with respect to an Award, shall be available for the grant of new Awards under the Plan.

4.03.    Substitute Awards and Shares Issuable under Acquired Corporation Plans. Substitute Awards shall not be counted against or otherwise reduce the number of shares available for future issuance under the Plan. In addition, if a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares available for future issuance under the Plan. Awards using such available shares under acquired plans shall not be made after the date awards could have been made under the terms of the acquired plan, absent the acquisition or combination, and shall only be made to individuals who were not eligible to participate in the Plan prior to such acquisition or combination.

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4.04.    Stockholders Agreement. All shares of common stock to be issued under the Plan shall be subject to the applicable terms and conditions of any stockholder’s agreement of the Corporation, as such agreement may be amended from time to time.

Article V

PARTICIPATION

5.01.    Eligible Participants. Participants in the Plan shall be such employees, non-employee directors and Consultants of the Corporation and its Subsidiaries or Affiliates as the Committee, in its sole discretion, may designate from time to time. The Committee’s designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

5.02.    Performance-Based Award Limits. Subject to adjustment in accordance with Section 11.07, in any calendar year following the Transition Period, no Participant shall be granted stock-based Awards in respect of more than 1,593,818 shares of Common Stock or cash-based Awards for more than $5,000,000. Notwithstanding the foregoing, following the Transition Period the Committee may grant Awards to a Participant in excess of the preceding Award limits if the Committee expressly determines that a particular Award shall not be designed to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.

Article VI

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.01.    Option Awards.

(a)    Grant of Options. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Corporation in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

(b)    Exercise Price of Options. The Exercise Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date.

(c)    Designation of Options. The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Corporation or a Subsidiary on the Grant Date.

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(d)    Special Incentive Stock Option Rules. To the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Corporation and its parent and subsidiary corporations) exceeds $100,000, such Incentive Stock Options shall constitute Non-Qualified Stock Options. For purposes of this Section 6.01(d), Incentive Stock Options shall be taken into account in the order in which they were granted. If pursuant to the above, an Incentive Stock Option is treated as an Incentive Stock Option in part and a Non-Qualified Stock Option in part, the Participant may designate at the time of exercise which portion shall be deemed to be exercised, and in the absence of such express designation in writing, the portion of the Option treated as an Incentive Stock Option shall be deemed to be exercised first. Further, no Incentive Stock Option shall be granted to any person who, at the time the Option is granted, owns stock (including stock owned by application of the constructive ownership rules in Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, unless at the time the Incentive Stock Option is granted the Exercise Price of the Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option and the Incentive Stock Option, by its terms, is not exercisable for more than five years from the Grant Date.

6.02.    Stock Appreciation Rights.

(a)    Stock Appreciation Right Awards. The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (i) the Fair Market Value of a share of Common Stock on the date of exercise over (ii) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

(b)    Exercise Price. The Exercise Price of any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date.

(c)    Payment of Incremental Value. Any payment which may become due from the Corporation by reason of a Participant’s exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the exercise date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share

6.03.    Terms of Stock Options and Stock Appreciation Rights.

(a)    Conditions on Exercise. An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments, repurchase rights on early exercise and automatic exercise of in-the-money Options upon expiration) as may be determined by the Committee at the time of grant.

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(b)    Duration of Options. Options shall terminate upon the first to occur of the following events:

(i)    Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

(ii)    Termination of the Award in the event of a Participant’s Termination of Service as provided in the Award Agreement; or

(iii)    Ten years from the Grant Date (five years in certain cases, as described in Section 6.01(d)).

(c)    Extension of Exercise Time. The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Grant Date, to extend the exercise period of an Option beyond the termination or expiration of the Option under the terms of the Award Agreement; provided, in no event shall the exercise period be extended beyond the date set forth in Section 6.03(b)(iii) or otherwise in a manner that would result in adverse tax consequences under Section 409A of the Code. If the exercise period is extended beyond ninety (90) days following any Termination of Service, an exercise of an ISO during the extended period will be treated as the exercise of an NSO to the extent so required by applicable law or regulation.

(d)    Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to Common Stock covered by any Options or Stock Appreciation Rights until such Participant shall have become the owner of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which such Participant shall have become the owner of record of any such shares; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

6.04.    Exercise Procedures. Each Option or Stock Appreciation Right granted under the Plan shall be exercised prior to the close of business on the expiration date of the Award by notice to the Corporation or by such other method as provided in the Award Agreement or as the Committee may establish or approve from time to time. The Exercise Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made (a) by tendering (either by actual delivery or attestation) previously acquired shares of Common Stock, (b) by a “net exercise” method under which the Corporation reduces the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Exercise Price, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002). In the event that any Common Stock shall be transferred to the Corporation to satisfy all or any part of the Exercise Price, the part of the Exercise Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Corporation. The Participant may not transfer to the Corporation in satisfaction of the Exercise Price any fractional share of Common Stock. Any part of the Exercise Price paid in cash upon the exercise of any Option shall be added to the general funds of the Corporation and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Corporation as payment of all or part of the Exercise Price upon the exercise of any Option shall be held as treasury shares.

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6.05.    Change in Control. With respect to each Award of Options or Stock Appreciation Rights, the Committee shall determine whether and to what extent such Award will become immediately and fully exercisable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control, including without limitation an Involuntary Termination. Such provisions relating to the effect of a Change in Control on an outstanding Award of Options shall be set forth in the applicable Award Agreement.

Article VII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

7.01.    Award of Restricted Stock and Restricted Stock Units. The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares or Restricted Stock Units granted following the Transition Period that are intended to qualify as “performance-based” compensation for purposes of Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals. The terms of any Restricted Share and Restricted Stock Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

7.02.    Restricted Shares.

(a)    Issuance of Restricted Shares. As soon as practicable after the Grant Date of a Restricted Share Award by the Committee, the Corporation shall cause to be transferred on the books of the Corporation, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Corporation as of the Grant Date if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Corporation. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Corporation, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.02(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

(b)    Stockholder Rights. Beginning on the Grant Date of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.02(a), the Participant shall become a stockholder of the Corporation with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.02(a).

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(c)    Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant’s right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

(d)    Delivery of Shares upon Vesting. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Sections 3.02 and 7.04, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Corporation shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

(e)    Forfeiture of Restricted Shares. Subject to Sections 3.02 and 7.04, all Restricted Shares shall be forfeited and returned to the Corporation and all rights of the Participant with respect to such Restricted Shares shall terminate if the Participant incurs a Termination of Service prior to the expiration of the forfeiture period for such Restricted Shares or otherwise fails to satisfy any and all other conditions set forth in the Award Agreement. Subject to Section 3.02, the Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

7.03.    Restricted Stock Units.

(a)    Settlement of Restricted Stock Units. Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred. Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine. The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed. As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.

(b)    Stockholder Rights. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a stockholder of the Corporation with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.

(c)    Dividend Equivalents. For any Restricted Stock Unit granted under the Plan, the Committee shall have the discretion, upon the Grant Date or thereafter, to establish a Dividend Equivalent Account with respect to the Restricted Stock Unit, in accordance with Section 11.17.

(d)    Deferral of Payment. If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant’s Restricted Stock Units in accordance with such terms as may be established by the Committee and in a manner intended to comply with, or be exempt from, Section 409A of the Code.

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7.04.    Change in Control. With respect to each Award of Restricted Shares or Restricted Stock Units, the Committee shall determine whether and to what extent such Award will become immediately and fully vested and nonforfeitable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control, including without limitation an Involuntary Termination. Such provisions relating to the effect of a Change in Control on an outstanding Award of Restricted Shares or Restricted Stock Units shall be set forth in the applicable Award Agreement.

Article VIII

PERFORMANCE AWARDS

8.01.    Performance Awards.

(a)    Award Periods and Calculations of Potential Incentive Amounts. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Award Period shall be a period of not less than one fiscal or calendar year as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit Participants to receive Performance Awards after an Award Period has commenced.

(b)    Performance Targets. The performance targets may include such goals related to the performance of the Corporation or, where relevant, any one or more of its Subsidiaries, Affiliates or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards granted following the Transition Period that are intended to qualify as “performance-based” compensation for purposes of Section 162(m) of the Code, the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted following the Transition Period, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

(c)    Earning Performance Awards. The Committee, at or as soon as practicable after the Grant Date, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

(d)    Payment of Earned Performance Awards. Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

(e)    Dividend Equivalents. For any Performance Award granted under the Plan, the Committee shall have the discretion, upon the Grant Date or thereafter, to establish a Dividend Equivalent Account with respect to the Performance Award, in accordance with Section 11.17.

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(f)    Deferral of Payment. If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant’s Performance Award in accordance with such terms as may be established by the Committee, subject to the requirements of Section 409A of the Code.

8.02.    Termination of Service. Subject to Section 8.03, in the event of a Participant’s Termination of Service during an Award Period, the Participant’s Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

8.03.    Change in Control. With respect to each Performance Award, the Committee shall determine whether and to what extent such Award will become immediately and fully vested and nonforfeitable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control, including without limitation an Involuntary Termination. Such provisions relating to the effect of a Change in Control on an outstanding Performance Award shall be set forth in the applicable Award Agreement.

Article IX

OTHER STOCK-BASED AWARDS

9.01.    Grant of Other Stock-Based Awards. Other stock-based awards, consisting of Substitute Awards, stock purchase rights (with or without loans to Participants by the Corporation containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

9.02.    Terms of Other Stock-Based Awards. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:

(a)    Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses;

(b)    For any such Award, the Committee shall have the discretion, upon the Grant Date or thereafter, to establish a related Dividend Equivalent Account, in accordance with Section 11.17; and

(c)    Subject to Section 3.02, the Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, with such provisions taking account of the specific nature and purpose of the Award.

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Article X

CASH INCENTIVE AWARDS

10.01.    Eligibility. Executive officers of the Corporation as determined from time to time by the Committee will be eligible to receive cash-based incentive awards under this Article X. Following the Transition Period, such executive officers shall include the executive officers who are determined from time to time by the Committee to be “covered employees” for purposes of Section 162(m) of the Code.

10.02.    Awards.

(a)    Performance Targets. The Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Following the Transition Period, such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered “preestablished” for purposes of Section 162(m) of the Code.

(b)    Amounts of Awards. In conjunction with the establishment of performance targets for a fiscal year or such other performance period established by the Committee, the Committee shall adopt an objective formula (on the basis of percentages of Participants’ salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Following the Transition Period, such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

(c)    Payment of Awards. Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year or other applicable performance period.

(d)    Negative Discretion. Notwithstanding the attainment by the Corporation of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the Award that would be otherwise paid.

(e)    Guidelines. The Committee may adopt from time to time written policies for its implementation of this Article X. Such guidelines shall reflect the intention of the Corporation that following the Transition Period all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

(f)    Non-Exclusive Arrangement. The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other cash-based incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best interests of the Corporation.

Article XI

TERMS APPLICABLE GENERALLY TO AWARDS GRANTED
UNDER THE PLAN

11.01.    Plan Provisions Control Award Terms. Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any provision in the Plan as constituted on the Grant Date of such Award, the provision in the Plan as constituted on the Grant Date of such Award shall control. Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Grant Date of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

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11.02.    Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Corporation and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

11.03.    Modification of Award After Grant. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Grant Date except by express written agreement between the Corporation and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

11.04.    Limitation on Transfer. Except as provided in Section 7.02(c) in the case of Restricted Shares, a Participant’s rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan. The Participant’s Beneficiary may exercise the Participant’s rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to a “family member” as defined in Rule 701(c)(3) as promulgated under the Securities Act, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

11.05.    Taxes. The Corporation shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any amount payable or shares issuable under such Participant’s Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Corporation may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

(a)    The Committee may permit the Participant to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded down to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Corporation in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

(b)    In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

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11.06.    Surrender of Awards. Any Award granted under the Plan may be surrendered to the Corporation for cancellation on such terms as the Committee and the Award holder approve. With the consent of the Participant, the Committee may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Corporation; provided, however, that no such substitution shall be permitted without the approval of the Corporation’s stockholders if such approval is required by the rules of any applicable stock exchange.

11.07.    Adjustments to Reflect Capital Changes.

(a)    Recapitalization. In the event of any “equity restructuring” (within the meaning of FASB ASC Topic 718, Compensation—Stock Compensation) that causes the per share value of the Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Committee shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of shares of Common Stock or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of shares of Common Stock or other securities subject to outstanding Awards, (iii) the Exercise Price of outstanding Options or Stock Appreciation Rights, and (iv) the annual Award limits or any other maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Corporation, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee (or, if the Corporation is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) to prevent dilution or enlargement of the rights of Participants. No adjustment shall be made pursuant to this Section 11.07 in connection with the conversion of any convertible securities of the Corporation, or in a manner that would cause an Award to be subject to adverse tax consequences under Sections 409A or 422 of the Code. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case under this Section.

(b)    Merger. After any Merger in which the Corporation is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of all Options or receipt of other Award to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such Participant had been the holder of record of a number of shares equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above. Notwithstanding Section 11.15, in the event of a Merger in which the Corporation is not the surviving corporation, outstanding Awards shall be subject to the agreement governing the Merger, which may provide, without limitation, for the assumption of Awards by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents. In any event, the exercise and/or vesting of any Award that was permissible solely by reason of this Section 11.07(b) shall be conditioned upon the consummation of the Merger.

11.08.    No Right to Continued Service. No person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Corporation or any of its Subsidiaries.

11.09.    Awards Not Includable for Benefit Purposes. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Corporation or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

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11.10.    Governing Law. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.

11.11.    No Strict Construction. No rule of strict construction shall be implied against the Corporation, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

11.12.    Compliance with Rule 16b-3. It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

11.13.    Captions. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

11.14.    Severability. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

11.15.    Amendment and Termination.

(a)    Amendment. The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Corporation, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or the Company’s Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, materially and adversely affect the right of such individual under such Award.

(b)    Termination. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

(c)    No Repricing Without Stockholder Approval. Notwithstanding any provision herein to the contrary, following the IPO Date the repricing of Options or Stock Appreciation Rights is prohibited without prior approval of the Corporation’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or Stock Appreciation Right to lower its Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or Stock Appreciation Right at a time when its Exercise Price is greater than the Fair Market Value of the underlying Common Stock in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 11.07 above. Such cancellation and exchange as described in clause (iii) of the preceding sentence would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

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11.16.    Foreign Qualified Awards. Awards under the Plan may be granted to such employees of the Corporation and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provisions set forth in the Plan.

11.17.    Dividend Equivalents. For any Award granted under the Plan other than an Option or Stock Appreciation Right, the Committee shall have the discretion, upon the Grant Date or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a Dividend Equivalent Account is established, the following terms shall apply:

(a)    Terms and Conditions. Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant’s Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.

(b)    Unfunded Obligation. Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Corporation and no assets or funds of the Corporation shall be set aside, placed in trust, removed from the claims of the Corporation’s general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

(c)    Performance Award Limitations. Notwithstanding any other provision of this Section 11.17 or the Plan to the contrary, amounts credited to a Participant’s Dividend Equivalent Account with respect to any unvested portions of an Award granted after the IPO Date whose vesting is subject to the achievement of specified Performance Goals or other performance-based criteria shall be subject to the same vesting or forfeiture restrictions as the shares or units underlying the Award to which such dividend equivalents relate.

11.18.    Adjustment of Performance Goals and Targets. Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee; provided, that with respect to any Award granted following the Transition Period that is intended to qualify for the “performance-based compensation” exception under Section 162(m) of the Code and the regulations thereunder, any adjustment by the Committee shall be consistent with the requirements of Section 162(m) and the regulations thereunder.

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11.19.    Legality of Issuance. Notwithstanding any provision of this Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act (or the Committee has determined that an exemption therefrom is available), (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (iii) any applicable Corporate policy or administrative rules, and (iv) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

11.20.    Restrictions on Transfer. Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act, the securities laws of any state, the United States or any other applicable foreign law.

11.21.    Further Assurances. As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Corporation, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Corporation, to implement the provisions and purposes of the Plan.

11.22.    Compliance with Section 409A. The Plan and Awards made under the Plan are intended to comply with, or be exempt from, the requirements of Section 409A of the Code, and the Plan and any Award Agreements shall be interpreted in a manner consistent with such intent. In addition, and notwithstanding any provision of the Plan to the contrary, the Corporation reserves the right to amend the Plan or any Award granted under the Plan, by action of the Committee, without the consent of any affected Participant, to the extent deemed necessary or appropriate for purposes of maintaining compliance with Section 409A of the Code and the regulations promulgated thereunder. All Section 409A Covered Awards shall be paid in a manner intended to comply with Section 409A of the Code. In no event whatsoever shall the Corporation be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code or this Section 11.22. Notwithstanding anything in the Plan or in an Award Agreement to the contrary, the following provisions shall apply to Section 409A Covered Awards:

(a)    A Termination of Service shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant’s service unless such termination is also a “Separation from Service” within the meaning of Section 409A of the Code and, for purposes of any such provision of Section 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean Separation from Service. Notwithstanding any provision to the contrary in the Plan or Award Agreement, if the Participant is deemed on the date of the Participant’s Termination of Service to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code, then with regard to any payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, and (ii) the date of the Participant’s death.

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(b)    Whenever a payment under a Section 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Corporation.

(c)    If under the Section 409A Covered Award an amount is to be paid in two or more installments, for purposes of Section 409A of the Code, each installment shall be treated as a separate payment.

11.23.    Recovery of Compensation in Connection with Financial Restatement. Notwithstanding any other provision of this Plan or any applicable Award Agreement to the contrary, if the Board determines that the Corporation is required to restate its financial statements due to material noncompliance with any financial reporting requirement under the law, whether such noncompliance is the result of misconduct or other circumstances, a Participant shall be required to reimburse the Corporation for any amounts earned or payable with respect to an Award to the extent required by and otherwise in accordance with applicable law and any Corporation policies adopted or implemented by the Board or Committee from time to time.

11.24.    Financial Statements. To the extent required by Rule 701 promulgated under the Securities Act of 1933 (as amended from time to time) or otherwise under applicable law, the Corporation shall deliver financial statements at least annually to all persons to whom an Award is granted pursuant to the Plan or to all persons who otherwise hold an outstanding Award under the Plan. This Section 11.24 shall not apply to key persons whose duties in connection with the Corporation and its Affiliates assure them access to equivalent information.

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